Execution Version

AMENDMENT NO. 1 TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
AMENDMENT NO. 1 (this “First Amendment”), dated as of November 28, 2018, to the Fourth Amended and Restated Credit Agreement dated as of February 26, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement” and, as amended by this First Amendment, the “Amended Credit Agreement”), by and among United States Steel Corporation, a Delaware corporation (the “Borrower”), the Lenders and LC Issuing Banks from time to time party thereto and JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (in such capacities, the “Agent”).
WHEREAS, the Borrower has requested that the Existing Credit Agreement be amended on the terms set forth herein, and each Lender party hereto consents to this First Amendment; and
WHEREAS, this First Amendment includes amendments to the Existing Credit Agreement that are subject to the approval of the Lenders having aggregate Credit Exposures representing at least 75% of the sum of all Credit Exposures as of the date hereof (the “Supermajority Lenders”), and that, in each case, will become effective on the First Amendment Effective Date (as defined below) on the terms and subject to the conditions set forth herein.
Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.01     Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Amended Credit Agreement.
ARTICLE II
AMENDMENTS TO THE CREDIT AGREEMENT
Section 2.01     Amendments to Existing Credit Agreement. Each of the parties hereto agrees that, effective on the First Amendment Effective Date, Section 1.01 of the Existing Credit Agreement shall be amended by amending and restating clause (j) of the definition of “Ineligible Receivables” in its entirety as follows:
“(j)    Qualified Receivables which are owed (i) in a currency other than Dollars or (ii) by an Account Debtor which (A) is not invoiced at an address in the United States or Canada or (B) is not organized under applicable law of the United States, any state thereof or the District of Columbia or Canada or any province in Canada other than, in the case of clause (ii), (x) Qualified Receivables backed by a letter of credit or other credit insurance acceptable to the Collateral Agent, in its Permitted Discretion, so long as, in the case of a letter of credit, (1) such letter of credit is in the possession of, and is directly drawable by, the Collateral Agent or (2)(I) the applicable Credit Party has assigned its right to the proceeds of such letter of credit to the Collateral Agent in accordance with the terms and conditions thereof and in accordance with Section 5-114 of the Uniform Commercial Code as in effect from time to time in the State of New York, (II) each of the “issuer” and the “nominated person” (each as defined under Section 5-102 of the Uniform Commercial Code as in effect from time to time in the State of New York), if any, of such letter of credit has consented to the assignment of the proceeds thereof by such Credit Party to the Collateral Agent in accordance with Section 5-114 of the Uniform Commercial Code as in effect from time to time in the State of New York and (III) the documentation governing the assignment of proceeds of such letter of credit is in form and substance reasonably satisfactory to the Collateral Agent and the Borrower and (y) Qualified Receivables as to which the Account Debtor is a Qualified Foreign Account Debtor in an aggregate amount for all such Qualified Receivables not to exceed $50,000,000;”
ARTICLE III
REPRESENTATIONS AND WARRANTIES
Section 3.01     Representations and Warranties. To induce the other parties hereto to enter into this First Amendment, each of (i) in the case of a Subsidiary Guarantor, solely with respect to clauses (a) and (b) below, and (ii) the Borrower represents and warrants, on and as of the First Amendment Effective Date (as defined below), that the following statements are true and correct on and as of the First Amendment Effective Date:
(a)    The execution, delivery and performance of this First Amendment is within each applicable Credit Party’s corporate or other organizational power and has been duly authorized by all necessary corporate or other organizational action of such Credit Party, and do not and will not violate the terms of such Credit Party’s organizational documents;
(b)    This First Amendment has been duly executed and delivered by each Credit Party and constitutes a legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)    Immediately after giving effect to this First Amendment, the representations and warranties of the Borrower contained in Article 3 of the Amended Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date; provided that to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and
(d)    As of the First Amendment Effective Date, (i) no Default exists immediately before giving effect to this First Amendment and (ii) no Default shall exist immediately after giving effect to this First Amendment.
ARTICLE IV
CONDITIONS TO EFFECTIVENESS
Section 4.01     First Amendment Effective Date. This First Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a)    The Agent shall have received counterparts hereof signed by the Borrower, each Subsidiary Guarantor and each of the Lenders constituting the Supermajority Lenders.
(b)    The Agent shall have received payment of all fees and expenses required to be paid by the Borrower pursuant to the Existing Credit Agreement and this First Amendment for which an invoice has been provided to the Borrower.
Section 4.02     Effects of this First Amendment.
(a)    Except as expressly set forth herein, this First Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agent under the Existing Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other provision of the Existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Except as expressly set forth herein, nothing herein shall be deemed to be a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(b)    From and after the First Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Existing Credit Agreement in any other Loan Document shall be deemed a reference to the Amended Credit Agreement. This First Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
ARTICLE V
REAFFIRMATION
Section 5.01     Reaffirmation. Notwithstanding the effectiveness of this First Amendment and the transactions contemplated hereby, (i) each Credit Party acknowledges and agrees that each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Existing Credit Agreement, as amended hereby), (ii) each Credit Party hereby confirms and ratifies its continuing unconditional obligations as a Lien Grantor under the Security Documents and (iii) each Subsidiary Guarantor hereby confirms and ratifies its continuing unconditional obligations as a Subsidiary Guarantor under the applicable Subsidiary Guarantee Agreement.
ARTICLE VI
MISCELLANEOUS
Section 6.01     Governing Law. THIS FIRST AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Notwithstanding anything to the contrary contained herein, the provisions of Section 9.10(b), Section 9.10(c), Section 9.10(d) and Section 9.11 of the Existing Credit Agreement are incorporated by reference herein, mutatis mutandis.
Section 6.02     Costs and Expenses. The Borrower agrees to reimburse the Agent for its reasonable and documented out-of-pocket costs and expenses in connection with this First Amendment to the extent required pursuant to Section 9.03(a) of the Existing Credit Agreement.
Section 6.03     Counterparts; Effectiveness. This First Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this First Amendment shall be effective as delivery of an original executed counterpart of this First Amendment.
Section 6.04     Headings. Section headings herein are included for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the date first above written.

BORROWER
UNITED STATES STEEL CORPORATION

By: ____________________________________
Name:
Title:
SUBSIDIARY GUARANTORS
U.S. STEEL SEAMLESS TUBULAR OPERATIONS, LLC

By:
Name:
Title:

UNITED STATES STEEL INTERNATIONAL, INC.

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Agent

By: ____________________________________
Name:
Title:

_______________________, as a Lender
By:
Name:
Title:

[If second signature is required]
By:
Name:
Title:

[Signature Page to First Amendment]